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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        (Date of Report) Date of earliest event reported: March 22, 2002


                             WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                        1-12154                    73-1309529
         (State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification
                  incorporation)                                                Number)



             1001 Fannin Street, Suite 4000
                  Houston, Texas                                         77002
         (Address of principal executive offices)                       (Zip Code)


                                 (713) 512-6200
              (Registrant's telephone number, including area code)

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            On March 21, 2002, Waste Management, Inc. ("WMI" or the "Company") dismissed its former accountants and determined to appoint Ernst & Young LLP as its new independent auditors. This determination followed WMI's decision to seek proposals from independent accountants to audit the financial statements of WMI, and was approved by WMI's Board of Directors upon the recommendation of its Audit Committee. Prior to the selection of Ernst & Young, Arthur Andersen LLP served as the company's independent auditors.

            Arthur Andersen's reports on WMI's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended
December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on WMI's consolidated financial statements for such years.

            As disclosed in Arthur Andersen's report to stockholders and the Board of Directors of WMI in connection with its audit of WMI's financial statements for the year ended December 31, 1999, Arthur Andersen was unable to review WMI's quarterly financial data for the interim periods within 1999 in accordance with standards established by the American Institute of Certified
Public Accountants because it believed WMI's internal controls for the preparation of interim financial information did not provide an adequate basis for them to complete such a review. On November 5, 1999, Arthur Andersen had reported in writing to the Company's audit committee their belief that there were material weaknesses in WMI's system of internal controls over accounting and financial reporting. On May 15, 2000, Arthur Andersen further reported to WMI's audit committee that although WMI had issued its financial statements for the year ended December 31, 1999 on a timely basis, the preparation of those statements required an extraordinary level of external assistance. At that time, Arthur Andersen again communicated their belief that based on their observations during the audit of 1999 financial statements, there were material weaknesses in WMI's internal controls. On November 9, 2000, Arthur Andersen reported to WMI's audit committee that they had performed testing procedures, the results of which indicated that all previously identified material weaknesses in internal controls had been mitigated. The report further stated that each of the material weaknesses had either been improved to control deficiency status, was classified as a business improvement opportunity or was completely resolved and no longer considered an internal control issue. There were no other reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

            WMI provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated
March 25, 2002, stating its agreement with such statements.

            During the years ended December 31, 2001 and 2000 and through the date hereof, WMI did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be



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rendered on WMI's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         16 Letter of Arthur Andersen LLP regarding change in certifying accountant.

         99.1     Press Release of Waste Management, Inc. dated March 22, 2002.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WASTE MANAGEMENT, INC.






Date: March 27, 2002                    By: /s/ David P. Steiner
                                            -----------------------------------
                                                 David P. Steiner
                                                 Senior Vice President,
                                                 General Counsel and Secretary




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                                  EXHIBIT INDEX

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
         EXHIBIT
         NUMBER            EXHIBIT DESCRIPTION
         ------            -------------------
         16                Letter of Arthur Andersen LLP regarding change in certifying accountant.

         99.1              Press Release of Waste Management, Inc. dated March 22, 2002.



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